U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 11, 2014

Morris Business Development Company

(Exact name of registrant as specified in its charter)

California	814-00724	33-0795854
(state of incorporation)	(Commission File Number)	(IRS Employer I.D. Number)

220 Nice Lane #108

Newport Beach, CA 92663

Mail address: Box 1009

Newport Beach, CA 92659

(310) 493-2244

(Address and telephone number of registrant’s principal

executive offices and principal place of business)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

A. Previous Independent Accountants

On November 19, 2013, the then Board of Directors for Morris Business Development Company (the “Company”) accepted the resignation of the Company’s Auditor. Anton and Chia LLP. The Company engaged Anton and Chia, LLP on April 22, 2013.

As of the filing of the Form 8-K disclosing the resignation of Anton and Chia dated November 19, 2013, the Company requested that Anton and Chia, LLP furnish it with a letter addressed to the SEC stating whether or not it agreed with certain statements made in that Form 8-K. That letter was filed as Exhibit 16.1 to the November 20, 2013 8-K.

For the year ended March 31, 2013 and for the period from April 22, 2013 through November 19, 2013, there were no disagreements with the former accountant Anton and Chia, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the Satisfaction of Anton and Chia, LLP, would have caused it to make reference to the subject matter of the disagreement in connection with its report during Company’s most recent fiscal years and any subsequent interim period preceding through the dismissal of Anton and Chia, LLP.

For each of the past two years ended March 31, 2012 and March 2011 and subsequent interim periods through April 24, 2013 preceding the termination of Kinross-Kennedy, there were no disagreements with the former accountant Kinross-Kennedy on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which if not resolved to the Satisfaction of Kennedy, would have caused it to make reference to the subject matter of the disagreement in connection with its report during Company’s two most recent fiscal years and any subsequent interim period preceding through the dismissal of Kennedy.

For each of the past two years ended March 31, 2013 and March 2012 and the subsequent interim period following the resignation of Anton and Chia, LLP no consultations occurred between the Company and JPDH regarding either (i) the application of accounting principles to a specific completed or contemplated transaction, the type of audit opinion that might be rendered regarding the Company’s financial statements, or other information provided that was an important factor considered by the Company in reaching a decision as to an accounting, auditing, or financial reporting issue, or (ii) any matter that was either the subject of disagreement as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions or a reportable event requiring disclosure pursuant to Item 304(a)(1)(iv) of Regulation S-K.

B. New Independent Accountants

On February 11, 2013 the Company formally engaged JPDH and Company (“JPDH”) as its independent registered public accounting firm.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MORRIS BUSINESS DEVELOPMENT COMPANY

Date: February 26, 2014	By:	/s/ George Morris
George Morris, Chief Executive Officer
Chief Financial Officer